UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

EIKON THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43085	84-2807586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Harriet Tubman Way
Millbrae, California		94030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (341) 777-0566

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EIKN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 26, 2026, Eikon Therapeutics, Inc. (the “Company”) issued a press release announcing data from its TeLuRide-005 trial of EIK1001, which were presented at the 2026 European Society for Medical Oncology (ESMO) Congress. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01 Other Events.

On October 26, 2026, the Company presented updated data from its TeLuRide-005 trial of EIK1001 at the 2026 ESMO Congress, detailed below.

EIK1001 Clinical Update:

Updated data from the open-label TeLuRide-005 trial evaluating TLR7/8 dual-agonist EIK1001 in combination with both pembrolizumab and histology-appropriate chemotherapy in participants with advanced non-small cell lung cancer (NSCLC) demonstrates potentially durable effect of EIK1001 in combination with standard of care, as well as a tolerability profile supportive of systemic administration in an outpatient setting, a potential key differentiator of EIK1001 from previous TLR7/8 targeted therapies.

In TeLuRide-005, 72 participants with previously untreated stage 4 NSCLC received intravenous EIK1001 once-weekly (QW) combined with standard of care pembrolizumab plus histology-appropriate chemotherapy once every third week (Q3W). After 8 cycles, EIK1001 administration was reduced to Q3W. The maximum treatment duration is 2 years (up to 35 cycles) for EIK1001 in combination with pembrolizumab, with pemetrexed continued at the discretion of the Investigator for non-squamous participants.

At the July 13, 2026, safety data cutoff, among the safety evaluable population (n=72: 39 non-squamous; 33 squamous), the combination of EIK1001 with pembrolizumab and chemotherapy was generally well tolerated, with an adverse event (AE) profile similar to standard-of-care alone. Grade 3 or higher treatment-related adverse events (TRAEs) occurred in 48.6% of participants, and TRAEs led to treatment discontinuation in 6.9%. The most common Grade 3 or higher TRAEs were neutropenia (30.6%), anemia (9.7%), and thrombocytopenia (9.7%). Cytokine release syndrome events were all low-grade (Grade 1, n=5; Grade 2, n=2), and there were no Grade 3 or higher events. There were no TRAEs that led to death. This profile was sufficient to support administration in an outpatient setting during the ongoing trial.

Among the efficacy-evaluable population (n=65: 36 non-squamous; 29 squamous), EIK1001 treatment in combination with pembrolizumab and chemotherapy pooled data with a median follow-up of 17.2 months resulted in a 63.1% objective response rate (ORR) and 89.2% disease control rate (DCR) at the efficacy data cutoff of October 1, 2026. Objective responses were observed across all PD-L1 tumor proportion score (TPS) subgroups. Among participants in the squamous cohort, an ORR of 72.4% and a DCR of 100% were observed, respectively, with a median follow-up of 12.7 months and a median duration of response (DOR) of 12.9 months at the efficacy data cutoff. Among participants in the non-squamous cohort, an ORR of 55.6% and a DCR of 80.6% were observed, respectively, with a median follow-up of 17.9 months. The median DOR in the non-squamous cohort was 11.2 months at the efficacy data cutoff.

In addition to the TeLuRide-005 data presented at ESMO, the Company is currently conducting a Phase 2/3 registrational trial of EIK1001 in combination with pembrolizumab and histology-appropriate chemotherapy in systemic therapy-naïve participants with stage 4 non-squamous or squamous NSCLC, also known as TeLuRide-008 (NCT07365319). The Company expects to conduct a first interim analysis to select the single dose of EIK1001 to take forward for the remainder of this trial in the second half of 2027.

Forward-Looking/Safe Harbor Statements

Statements contained in this Current Report on Form 8-K, including the exhibits furnished herewith, contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements in this Current Report on Form 8-K, including the exhibits furnished herewith, that are not historical facts are hereby identified as forward-looking statements for this purpose. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this Current Report on Form 8-K, including the exhibits furnished herewith, include, but are not limited to, statements regarding: the therapeutic potential, safety, and efficacy of the Company’s product candidates; the potential to further develop the Company’s product candidates; the timing for anticipated data readouts; expected milestones and business objectives; and other statements regarding the Company’s future operations, financial performance, financial position, prospects, objectives, strategies and other future events.

These forward-looking statements are based upon management’s current expectations and assumptions, and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: the Company’s limited operating history; the Company’s significant net losses incurred since inception and the likelihood of incurring additional losses for the foreseeable future; the Company’s need for substantial additional funding; the early stage of development of many of the Company’s product candidates and the possibility that the Company’s product candidates may fail in development; the Company’s dependence on the success of its current product candidates; the Company’s ability to leverage its technology platform to enable more informed drug research and development; legal and regulatory risks; intellectual property-related risks; and those risks, uncertainties and other factors discussed under the caption “Risk Factors” and elsewhere in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the Securities and Exchange Commission (“SEC”) on August 13, 2026, and in other public filings with the SEC in the future.

As a result, you should not place undue reliance on any forward-looking statements. The forward-looking statements made in this Current Report on Form 8-K, including the exhibits furnished herewith, speak only as of the date of this Current Report on Form 8-K, including the exhibits furnished herewith, and the Company undertakes no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EIKON THERAPEUTICS, INC.

Date:	October 26, 2026	By:	/s/ Alfred Bowie, Ph.D.
Alfred Bowie, Ph.D. Chief Financial Officer